SHARE-BASED PAYMENTS - Share-based compensation expenses (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2019	Dec. 31, 2018	Dec. 31, 2017
SHARE-BASED PAYMENTS
Cost of revenues	$ 10	$ 10	$ 9
Selling and marketing expenses	382	295	336
Research and development expenses	171	104	87
General and administrative expense	672	612	740
Financial expenses from notes and loans	24		122
Total share-based compensation expenses	$ 1,259	$ 1,021	$ 1,294